Exhibit 10.2
PLACEMENT AGENCY AGREEMENT
February 25, 2010
Leerink Swann LLC
One Federal Street, 37th Floor
Boston, Massachusetts 02110
Ladies and Gentlemen:
Amicus Therapeutics, Inc., a Delaware corporation (the “Company”), appoints Leerink Swann LLC (the “Placement Agent”) to act as placement agent pursuant to the terms and conditions of this Placement Agency Agreement (the “Agreement”) for the proposed sale to certain investors (collectively, the “Investors”) of up to an aggregate of 4,946,524 units (the “Units”), with each Unit consisting of (i) one share of Common Stock (each, a “Share” and collectively, the “Shares”), $.01 par value per share (the “Common Stock”), of the Company and (ii) one warrant to purchase 0.375 of a share of Common Stock (each, a “Warrant” and collectively, the “Warrants”) (such proposed sale, the “Offering”) pursuant to the terms and conditions of Subscription Agreements by and between the Company and such Investors in the form of Exhibit A (the “Subscription Agreements”). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.” Units will not be issued or certificated. The Common Stock and the Warrants are immediately separable and will be issued separately. The terms and conditions of the Warrants are set forth in the form of Exhibit B attached hereto. The Units are further described in the Prospectus that is referred to below.
The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act on Form S-3 (File No. 333-158405) originally dated April 3, 2009, as amended (the “registration statement”). The registration statement has been declared by the Commission to be effective under the Securities Act. In connection with the Offering, the Company will file with the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement to the Basic Prospectus (as defined below), describing the Units and the offering thereof, in such form as has been provided to or discussed with, and reasonably approved by, the Placement Agent.

The term “Registration Statement” as used in this Agreement means the registration statement, at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein. The term “Basic Prospectus” as used in this Agreement means the basic prospectus dated as of May 27, 2009 that is part of the registration statement for use in connection with the offer and sale of the Units pursuant to this Agreement. The term “Prospectus Supplement” as used in this Agreement means the final prospectus supplement dated as of February 25, 2010 specifically relating to the Units which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act after the Execution Time (as defined below) and on or before 8:30 a.m., New York time, on the first business day following execution of this Agreement (or such other time as the parties may agree). The term “Prospectus” as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date of the Prospectus Supplement, the term “Prospectus” shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein as of the date of the Prospectus pursuant to Form S-3 (the “Incorporated Documents”) and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) after the effective date of the Registration Statement, or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference pursuant to the rules and regulations under the Exchange Act. As used herein, “business day” shall mean a day on which the Global Market of The NASDAQ Stock Market LLC (“NASDAQ”) is open for trading.
The term “Disclosure Package” shall mean (i) the Prospectus as of the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”), (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Exhibit C and (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.
Concurrently with the execution and delivery of this Agreement, the Company, the Placement Agent and JPMorgan Chase Bank, N.A. (the “Escrow Agent”) shall enter into an escrow agreement (the “Escrow Agreement”), pursuant to which an escrow account (the “Escrow Account”) will be established for the benefit of the Company and the Investors.
The Company hereby confirms its agreement with the Placement Agent as follows:
1. Agreement to Act as Placement Agent; Placement of Units. Upon the basis of the representations and warranties of the Company, the Company engages the Placement Agent to act as its exclusive placement agent in connection with the offer and sale by the Company of the Units to the Investors. As compensation for services rendered, at the time of purchase (as defined in Section 2) the Company shall pay to the Placement Agent, by Federal Funds wire transfer to an account or accounts designated by the Placement Agent, an aggregate amount equal to 5.7% of the gross proceeds received by the Company in respect of the sale of the Units. The Units are being sold at a price of $3.74 per Unit. The Placement Agent may retain other brokers or dealers to act as subagents on their behalf in connection with the offering and sale of the Units; provided that the Company will only be obligated to pay the Placement Agent for services rendered hereunder. Until the earlier of the termination of this Agreement or the time of purchase, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase Units otherwise than through the Placement Agent.

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The Placement Agent agrees, as agent of the Company, to use its best efforts to solicit offers to purchase Units from the Company on the terms and subject to the conditions set forth in the Disclosure Package. The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase Units has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. This Agreement shall not give rise to any commitment by the Placement Agent or any of its affiliates to underwrite or purchase any of the Units. The Placement Agent shall have no authority to bind the Company in respect of the sale of any Units, and in soliciting purchases of Units, the Placement Agent shall act solely as the Company’s agent and not as principal. Notwithstanding the foregoing and except as otherwise provided herein, it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Units as principals; provided, however, the Placement Agent shall not receive any compensation from the Company for such purchases.
Subject to the provisions of this Section 1, offers for the purchase of Units may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deems advisable. The Placement Agent shall communicate to the Company each reasonable offer or indication of interest received by it to purchase Units. The Company shall have the sole right to accept offers to purchase the Units and may reject any such offer in whole or in part.
2. Payment and Delivery. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of certificates for, the Units shall be made at the office of Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, Pennsylvania 19104-2808 (or at such other place as shall be agreed upon by the Placement Agent and the Company), at 10:00 A.M., New York City time, on March 2, 2010 (unless another time shall be agreed to by the Placement Agent and the Company). The Units are being sold to the Investors at a price of $3.74 per Unit. Subject to the terms and conditions hereof, payment of the purchase price for the Units shall be made to the Company by Federal Funds wire transfer, against delivery of electronic certificates for the Common Stock included in the Units, through the facilities of The Depository Trust Company (“DTC”), to such persons, and shall be registered in the name or names of the Investors and shall be in such denominations, as are requested at least two days prior to the date of closing by written notice to the Company. The executed Warrant included in the Units purchased by the Investor shall be delivered in accordance with the terms thereof. Payment of the purchase price for the Units shall be made by the Investors pursuant to the terms of the Subscription Agreements. The time at which such delivery is to be made is hereinafter sometimes called “the time of purchase.” Electronic transfer of the Units shall be made at the time of purchase.

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No Units which the Company has agreed to sell pursuant to this Agreement and the Subscription Agreements shall be deemed to have been purchased and paid for, or sold by the Company, until such Units shall have been delivered to the Investor thereof against payment by such Investor. If the Company shall default in its obligations to deliver the Units to an Investor whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 9(c).
Prior to the Closing (as defined below), each Investor shall deposit into the Escrow Account or, with the prior consent of the Company and the Placement Agent, make alternative arrangements for the payment directly to the Company of, an amount equal to the product of (i) the number of Units such Investor has agreed to purchase and (ii) the purchase price per Unit as set forth in the Subscription Agreements (the “Purchase Amount”). The aggregate of such Purchase Amounts deposited with the Escrow Agent is herein referred to as the “Escrow Funds.” On the Closing Date (as defined below), upon satisfaction or waiver of all of the conditions to Closing and pursuant to the terms of this Agreement and the Subscription Agreements, (i) the Escrow Agent will disburse the Escrow Funds to the Company and the Placement Agent as provided in this Agreement and the Escrow Agreement, (ii) the Company shall cause the Common Stock to be delivered to the Investors who have deposited their Purchase Amounts with the Escrow Agent, (iii) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares and (iv) the Company and any Investor who has made, with the consent of the Company and the Placement Agent, alternative arrangements for the payment directly to the Company of the applicable Purchase Price, shall consummate the transactions contemplated hereby in accordance with such alternative arrangements.
Deliveries of the documents described in Section 7 with respect to the purchase of the Units (the “Closing”) shall be made at the office of Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, Pennsylvania 19104-2808 (or at such other place as shall be agreed upon by the Placement Agent and the Company) at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Units (the “Closing Date”).
3. Representations and Warranties of the Placement Agent. The Placement Agent represents and warrants to and agrees with the Company that it has not distributed and will not, without the Company’s consent, distribute, prior to the time of purchase, any Issuer Free Writing Prospectus as defined in Rule 433 of the Securities Act other than the Issuer Free Writing Prospectuses listed on Exhibit C.

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4. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Placement Agent that:
(a) the Registration Statement has been declared effective under the Securities Act; no stop order of the Commission preventing or suspending the use of the Basic Prospectus, the Prospectus Supplement or the Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are threatened by the Commission; the Company was eligible to use Form S-3 on the date the Registration Statement was filed and on every date on which there was a fundamental change (as referenced in Item 512 of Regulation S-K) in the information set forth in the Registration Statement; no fundamental change to the information set forth in the Registration Statement has occurred since the date of the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2008 except as contained in reports filed with or furnished to the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement or is contained in the Prospectus Supplement; such Registration Statement at the date of this Agreement meets, and the offering of the Units complies with, the requirements of Rule 415 under the Securities Act. The Registration Statement complied when it became effective, complies and will comply, at the time of purchase, and the Basic Prospectus, the Prospectus Supplement and the Prospectus complied as of their respective dates, comply and will comply at the time of purchase in all material respects with the requirements of the Securities Act (including said Rule 415); any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use of Form S-3 have been satisfied; and the Registration Statement (taking into account the documents incorporated by reference therein) did not at the time of effectiveness, does not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus, the Prospectus Supplement and the Prospectus (taking into account the documents incorporated by reference therein) did not as of their respective dates, do not and will not at the time of purchase contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Basic Prospectus, the Prospectus Supplement, the Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(b) the Disclosure Package (taking into account the documents incorporated by reference therein) does not and at the time of purchase will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(c) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the time of purchase, as defined herein, did not, does not and will not contain any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement (except in such case where newer information is intended to update, replace or supersede the conflicted prior information and notice has been or will promptly be given as specified in the immediately following sentence). If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Company has promptly notified or will promptly notify the Placement Agent and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict;

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(d) as of the Execution Time (with such date being used as the determination date for purposes of this clause), the Company is not an Ineligible Issuer (as defined in Rule 405 of the Securities Act);
(e) the Company has not distributed and will not distribute, prior to the time of purchase, any offering material in connection with the offering and sale of the Units other than the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Placement Agent (which consent shall not be unreasonably withheld) or listed in Exhibit C or the Registration Statement;
(f) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth or incorporated by reference in each of the Disclosure Package and the Prospectus and, as of the time of purchase, the Company shall have an authorized and outstanding capitalization as set forth in each of the Disclosure Package and the Prospectus (subject, in each case, to the issuance of shares of Common Stock upon conversion of existing convertible securities, the exercise of existing stock options disclosed as outstanding in each of the Disclosure Package and the Prospectus and the grant of options under existing stock option plans described in each of the Disclosure Package and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;
(g) except as described in each of the Disclosure Package and the Prospectus, with respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option designated by the Company at the time of grant as an “incentive stock option” under Section 422 of the Internal Revenue code of 1986, as amended (the “Code”) so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of NASDAQ, (iv) the per share exercise price of each Stock Option was equal to or greater than the fair market value of a share of Common Stock on the applicable Grant Date and (v) each such grant was accounted for in accordance with GAAP (as defined below) in the financial statements of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws; there is no and has been no policy of the Company of granting Stock Options prior to, and the Company does not otherwise coordinate the grant of Stock Options with, the release or other public announcements of material information regarding the Company or its subsidiaries or their results of operations;

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(h) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described or incorporated by reference in each of the Disclosure Package and the Prospectus;
(i) each subsidiary of the Company (collectively, the “Subsidiaries”) has been duly organized and is validly existing and is in good standing under the laws of its jurisdiction of organization, with the requisite power and authority to own, lease and operate its properties and conduct its business as described or incorporated by reference in each of the Disclosure Package and the Prospectus, and all of the issued shares of each Subsidiary have been duly and validly authorized and issued, are fully paid and are non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except (i) for liens and encumbrances specifically referenced in the financial statements of the Company, (ii) as described in each of the Disclosure Package and the Prospectus or (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below);
(j) each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, prospects, business or operations of the Company (a “Material Adverse Effect”);
(k) complete and correct copies of the certificate of incorporation and the bylaws, of the Company and its Subsidiaries and all amendments thereto have been made available to the Placement Agent, and no changes therein will be made prior to the time of purchase;
(l) the shares of Common Stock to be issued and sold by the Company to the Investors under the Subscription Agreements and the Warrant Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, the Subscription Agreement and the Warrant, will be validly issued, fully paid and non-assessable and free of any violation of statutory or contractual preemptive rights, resale rights, rights of first refusal or similar rights;
(m) the capital stock of the Company, including the Shares and the Warrant Shares, conforms in all material respects to the description thereof contained in each of the Disclosure Package and the Prospectus;

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(n) the Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Escrow Agreement, and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, each of the Subscription Agreements and the Escrow Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors; (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity; and (iii) to the extent any indemnification provisions contained therein may further be limited by applicable laws and principles of public policy;
(o) neither the Company nor its Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its (i) certificate of incorporation or bylaws or similar organizational documents of the Subsidiaries, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or affected, except, in the case of clause (ii) above, where such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect, and the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (x) the certificate of incorporation or bylaws of the Company or similar organizational documents of the Subsidiaries, (y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, license, lease, contract or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or any of its properties may be bound or affected, or (z) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except, in the case of clauses (y) and (z) above, where such breach, violation or default, would not, individually or in the aggregate, have a Material Adverse Effect;

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(p) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or of or with NASDAQ, or approval of the stockholders of the Company, is required in connection with the sale by the Company of the Units or the consummation by the Company of the transactions contemplated hereby other than (i) filings or applications with NASDAQ, (ii) filings with the Commission in relation to the registration of the Offering under the Securities Act and the offer and sale of the Units (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered under the terms of this Agreement or under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) and (iv) such notices or filings that would not individually or in the aggregate have a Material Adverse Effect;
(q) except as set forth in the Disclosure Package and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, and (iii) except as provided herein, no person has the right to act as an underwriter, placement agent or financial advisor to the Company in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise and except, in each case, for such rights as have been duly and validly satisfied or waived; except as disclosed in each of the Disclosure Package and the Prospectus, no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise other than such rights as have been duly and validly satisfied or waived;
(r) each of the Company and its Subsidiaries has all licenses, authorizations, consents and approvals and has made all filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all authorizations, consents and approvals from other persons, necessary in order to conduct its business as described in each of the Disclosure Package and the Prospectus except where such failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor its Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or its Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

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(s) the preclinical and clinical trials conducted by or on behalf of the Company that are described in the Disclosure Package and the Prospectus were and, if still pending, are being conducted in all material respects in accordance with procedures and controls pursuant to accepted professional scientific standards and all applicable local, state and federal and foreign laws, rules, regulations and published guidance, including, but not limited to, the Federal Food, Drug and Cosmetic Act and implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312; the Company has orally, to the Placement Agent or to counsel to the Placement Agent, fairly summarized in all material respects the substance of all of its material communications with representatives of the U.S. Food and Drug Administration or any foreign, state or local governmental body exercising comparable authority and has no knowledge of any pending communication from the U.S. Food and Drug Administration or any foreign, state or local governmental body exercising comparable authority that would cause the Company to materially revise in an adverse way its strategy for seeking marketing approval from the U.S. Food and Drug Administration or any foreign, state or local governmental body exercising comparable authority for any of the Company’s products under development as described in the Disclosure Package; the descriptions of the results of such studies, tests and trials contained in the Disclosure Package and the Prospectus are accurate and complete in all material respects; other than as described in the Disclosure Package, the Company is not aware of any studies, tests or trials the results of which reasonably call into question the clinical trial results described or referred to in the Prospectus when viewed in the context in which such results are described and the clinical state of development; and other than as described in the Disclosure Package, the Company has not received any written notices or correspondence from the U.S. Food and Drug Administration or any foreign, state or local governmental body exercising comparable authority requiring the termination or suspension of any preclinical or clinical trials conducted by or on behalf of the Company;
(t) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described under the Securities Act in each of the Disclosure Package and the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;
(u) except as disclosed in each of the Disclosure Package and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its Subsidiaries or any of their directors or officers is or would be a party or of which any of its properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not, if determined adversely to the Company, result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;
(v) Ernst & Young LLP, whose report on the financial statements of the Company is filed with the Commission as part of the Registration Statement and the Prospectus, is an independent registered public accounting firm as required by the Securities Act. Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, Ernst & Young LLP have not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act);

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(w) the audited financial statements included or incorporated by reference in the Registration Statement and included or incorporated by reference in the Disclosure Package and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company as of the dates indicated and the results of operations and cash flows of the Company for the periods specified subject, in the case of unaudited interim statements, to normal, year-end audit adjustments and have been prepared in compliance with the requirements of the Securities Act and in conformity with, generally accepted accounting principles in the United States as applied by the Company on a consistent basis during the periods involved (“GAAP”), except (i) as may be otherwise specified in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements; the other financial data of the Company set forth in the Registration Statement, the Disclosure Package and the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required by the Securities Act to be included in the Registration Statement, the Disclosure Package and the Prospectus that are not included as required by the Securities Act; and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Disclosure Package or the Prospectus;
(x) subsequent to the respective dates as of which information is given or incorporated by reference in the Disclosure Package, there has not been (i) any material adverse change, or any development that could reasonably be expected to result in a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects or operations, whether or not arising from transactions in the ordinary course of business, of the Company, (ii) any transaction which is material to the Company, except obligations incurred in the ordinary course of business consistent with past practice, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company, which is material to the Company, except obligations incurred in the ordinary course of business consistent with past practice, (iv) any material change in the capital stock of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;
(y) the Company is not an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), nor is the Company a “passive foreign investment company” or a “controlled foreign corporation” as such terms are defined in the Internal Revenue Code;
(z) except as described in each of the Disclosure Package and the Prospectus, the Company and its Subsidiaries have good and marketable title to all material property (real and personal) described in the Disclosure Package and the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, or subject only to liens, claims, security interests or other encumbrances (i) specifically referenced in the financial statements of the Company; (ii) that are disclosed in the Disclosure Package or the Prospectus, or (iii) that do not individually or in the aggregate materially affect the value of such property or materially interfere with the use made of such property by the Company and its Subsidiaries; and all the property described in the Disclosure Package and the Prospectus as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases except as would not reasonably be expected to result in a Material Adverse Effect;

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(aa) except as described in the Disclosure Package and the Prospectus, the Company and its Subsidiaries own, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information (collectively, “Intellectual Property”) described in the Disclosure Package and the Prospectus as being owned or licensed by it, except where such failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; to the Company’s knowledge and except as described in the Disclosure Package and the Prospectus, the Company and its Subsidiaries own, or has obtained valid and enforceable licenses for, or other rights to use, all Intellectual Property used in, or necessary for the conduct of, its business as described in the Disclosure Package and the Prospectus except as would not reasonably be expected to result in a Material Adverse Effect; to the Company’s knowledge, there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any Intellectual Property rights of others, except as could not reasonably be expected to have a Material Adverse Effect, and the Company is unaware of any facts which could form a reasonable basis for any such claim; and none of the technology employed by the Company or any of its Subsidiaries has been obtained or is being used by the Company or any of its Subsidiaries in violation of any contractual obligation binding on the Company or any of its Subsidiaries or, to the Company’s knowledge, upon any of its officers, directors or employees except as would not reasonably be expected to result in a Material Adverse Effect;
(bb) to the Company’s knowledge, there are no third parties who have rights to any Intellectual Property described in the Disclosure Package or the Prospectus as owned or exclusively licensed by the Company (“Exclusive Intellectual Property”), except as could not reasonably be expected to have a Material Adverse Effect or except for licenses granted in writing by the Company or its Subsidiaries to any third-parties; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s ownership or rights in or to any Exclusive Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim except as would not reasonably be expected to have a Material Adverse Effect; there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Exclusive Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such claim except as could not reasonably be expected to have a Material Adverse Effect;
(cc) to the Company’s knowledge, there is no patent that contains claims that interfere with the issued or pending claims of any of the Company’s Intellectual Property except as would not reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, there is no prior art material to any patent or patent application of the Exclusive Intellectual Property that has not been disclosed to the U.S. Patent and Trademark Office, except as would not reasonably be expected to have a Material Adverse Effect;

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(dd) the Company is not engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary and (C) no union representation dispute currently existing concerning the employees of the Company, and (ii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any Subsidiary and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of the Company or any Subsidiary;
(ee) the Company and its Subsidiaries and its properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required to conduct its business under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company with, Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; the Company (i) is not the subject of any investigation, (ii) has not received any notice or claim, (iii) is not a party to or affected by any pending or threatened action, suit or proceeding, (iv) is not bound by any judgment, decree or order or (v) has not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) and in each case except as would not, individually or in the aggregate, have a Material Adverse Effect (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law related to the protection of the environment, including ambient air, surface water, groundwater or land, or Hazardous Materials, or emissions, discharges or releases of Hazardous Materials into the environment, or otherwise relates to the handling of Hazardous Materials or the investigation, clean-up or other remediation, in each case, that are applicable to the business as conducted by the Company on the Execution Date, and “Hazardous Materials” means any “hazardous substance,” “hazardous waste,” “pollutant,” “contaminant” or “toxic substance” (as defined or regulated by any Environmental Law) and also includes petroleum and petroleum products, polychlorinated biphenyls or asbestos);

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(ff) the Company (i) has timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (ff), that would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Company has not engaged in any transaction which to the Company’s knowledge a corporate tax shelter or could be characterized as such by the Internal Revenue Service or any other taxing authority; the accruals and reserves on the books and records of the Company in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2008, the Company has not incurred any liability for taxes other than in the ordinary course;
(gg) the Company and each of its Subsidiaries maintain insurance covering its properties, operations, personnel and businesses as the Company or such Subsidiary deems appropriate; such insurance insures against such losses and risks to an extent which is adequate and customary for the business and the locations in which the Company or such Subsidiary is engaged; all such insurance is fully in force on the date hereof and the Company or such Subsidiary has no reason to believe that such insurance will not be fully in force at the time of purchase; the Company has not received any notice and has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect; the Company has not been denied any insurance coverage that it has sought or for which it has applied;
(hh) except as otherwise disclosed in the Disclosure Package, the Company maintains (i) effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act, as amended, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

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(ii) except as disclosed in the Disclosure Package and Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness in design or operation of the Company’s internal control over financial reporting (whether or not remediated) which are not reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting;
(jj) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act); the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission (the “Sarbanes-Oxley Act”), and the statements contained in any such certification are complete and correct; and the Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act that are effective;
(kk) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;
(ll) the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;
(mm) none of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Units hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

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(nn) neither the Company nor any Subsidiary nor, to the Company’s knowledge, any of its directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units;
(oo) the minute books of the Company have been made available to the Placement Agent and counsel for the Placement Agent, and such books (i) contain a complete and accurate summary of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company (or analogous governing bodies and interest holders, as applicable), since October 12, 2006 through February 12, 2010, and (ii) accurately in all material respects reflect all transactions referred to in such minutes;
(pp) there is no franchise, lease, contract, agreement or document required by the Securities Act to be described in the Disclosure Package and in the Prospectus or to be filed as an exhibit to the Registration Statement or a document incorporated by reference therein which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Disclosure Package and in the Prospectus are accurate descriptions of such documents in all material respects, which descriptions are sufficiently comprehensive to fulfill the Company’s obligations under applicable law with respect to thereto; other than as described in the Disclosure Package, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice nor does the Company have any other knowledge of any such pending or threatened suspension, termination or non-renewal, except for such pending or threatened suspensions, terminations or non-renewals that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect;
(qq) no relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its affiliates on the other hand, which is required under the rules and regulations of the Securities Act or the Exchange Act to be described in the Disclosure Package and the Prospectus and which is not so described;
(rr) no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or the sale of the Units, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the Disclosure Package, there are no persons with registration rights or similar rights to have any securities registered by the Company under the Securities Act;

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(ss) the Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Units to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board;
(tt) except for payments contemplated by this Agreement, the Registration Statement, the Disclosure Package or the Prospectus, the Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units;
(uu) no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith;
(vv) the Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on NASDAQ, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing; no consent, approval, authorization or order of, or filing, notification or registration with, NASDAQ is required for the listing and trading of the shares of Common Stock on NASDAQ, except for (i) a Notification: Listing of Additional Shares and (ii) a Notification: Change in the Number of Shares Outstanding;
(ww) the Company is in compliance in all material respects with all corporate governance requirements set forth in the rules promulgated by NASDAQ applicable to the Company;
(xx) there are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that would reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Disclosure Package and the Prospectus which have not been described as required;
(yy) there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, or any of their respective family members, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus;

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(zz) the statistical and market related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived;
(aaa) to the Company’s knowledge, neither the Company nor any of its affiliates (within the meaning of NASD Conduct Rule 2720(b)(1)(a)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of the NASD) of, any member firm of FINRA; and
(bbb) no approval of the stockholders of the Company under the rules and regulations of NASDAQ is required for the Company to issue and deliver to the Investors the Units.
In addition, any certificate signed by any officer of the Company and delivered to the Placement Agent or counsel for the Placement Agent in connection with the closing of the sale of the Units shall be deemed to be a representation and warranty by the Company, as to the matters covered thereby, to the Placement Agent.
5. Certain Covenants of the Company. The Company hereby agrees:
(a) to prepare the Prospectus Supplement containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on rules 430A, 430B and 430C of the Securities Act and to file such Prospectus Supplement pursuant to Rule 424(b) of the Securities Act not later than the second (2nd) business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A of the Securities Act; to notify the Placement Agent promptly of the Company’s intention to file or prepare any supplement or amendment to the Registration Statement or to the Prospectus and to provide a draft of any such amendment or supplement to the Registration Statement, the Disclosure Package or to the Prospectus to the Placement Agent within an amount of time that is reasonably practical to review under the circumstances and prior to filing; to advise the Placement Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Disclosure Package or the Prospectus or any amended Prospectus has been filed and to furnish the Placement Agent copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) or 163(b)(2) of the Securities Act, as the case may be; to file within the time periods prescribed by the Exchange Act, including any extension thereof, all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Securities Act) is required in connection with the sale of the Units; to advise the Placement Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Basic Prospectus, any Issuer Free Writing Prospectus or the Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Disclosure Package or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Basic Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending any such qualification, and promptly to use its best efforts to obtain the withdrawal of such order;

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(b) that it has not made, and will not make, any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 of the Securities Act unless the prior written consent of the Placement Agent has been received (which consent shall not be unreasonably delayed, withheld or conditioned) (each, a “Permitted Free Writing Prospectus”); provided that the prior written consent of the Placement Agent hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectus included in Exhibit C. The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, comply with the requirements of Rules 164 and 433 of the Securities Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and will not take any action that would result in the Placement Agent or the Company being required to file with the Commission pursuant to Rule 433(d) of the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agent that the Placement Agent otherwise would not have been required to file thereunder; the Placement Agent agrees that, unless it obtains the prior consent of the Company, it will not make any offer relating to the Units that would constitute a “free writing prospectus” as defined in Rule 405 of the Securities Act other than a free writing prospectus that contains no “issuer information” as defined in Rule 433(h)(2) under the Securities Act that was not included in the Prospectus (including through incorporation by reference);
(c) if at any time when a Prospectus relating to the Units is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement any Registration Statement or the Prospectus to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Placement Agent, and upon the Placement Agent’s request, the Company will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent;

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(d) if the Disclosure Package is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent, it becomes necessary to amend or supplement the Disclosure Package in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or to make the statements therein not conflict with the information contained or incorporated by reference in the Registration Statement then on file and not superseded or modified, or if it is necessary at any time to amend or supplement the Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if required) and furnish to the Placement Agent and any dealers an appropriate amendment or supplement to the Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Disclosure Package so that the Disclosure Package as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or conflict with the Registration Statement then on file, or so that the Disclosure Package will comply with law;
(e) if at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or will conflict with the information contained in the Registration Statement or Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof and not superseded or modified or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company has promptly notified or will promptly notify the Placement Agent (and the Placement Agent agrees to cease any such use promptly upon such notification) so that any use of the Issuer Free Writing Prospectus may cease until it is amended or supplemented and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placements Agent specifically for inclusion therein, which information the parties hereto agree is limited to the Placement Agent’s Information (as defined in Section 18);
(f) to the extent not available on EDGAR, furnish promptly to the Placement Agent and to counsel for the Placement Agent a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

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(g) to the extent not available on EDGAR, to deliver promptly to the Placement Agent in New York City such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission (in each case excluding exhibits), (ii) the Basic Prospectus (iii) any Issuer Free Writing Prospectus, (iv) the Prospectus (the delivery of the documents referred to in clauses (i), (ii), (iii) and (iv) of this paragraph (g) to be made not later than 10:00 A.M., New York time, on the business day following the execution and delivery of this Agreement), (v) conformed copies of any amendment to the Registration Statement (excluding exhibits), (vi) any amendment or supplement to the Disclosure Package or the Prospectus (the delivery of the documents referred to in clauses (v) and (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement) and (vii) any document incorporated by reference in the Disclosure Package or the Prospectus (excluding exhibits thereto) (the delivery of the documents referred to in clause (vi) of this paragraph (g) to be made not later than 10:00 A.M., New York City time, on the business day following the date of such document);
(h) to make available to its stockholders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of each Registration Statement (as defined in Rule 158(c) of the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 of the Securities Act);
(i) to take promptly from time to time such actions as the Placement Agent may reasonably request to qualify the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Placement Agent may designate and to continue such qualifications in effect, and to comply with such laws, for so long as required to permit the offer and sale of the Units in such jurisdictions; provided that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction;
(j) whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to reimburse the Placement Agent promptly upon request for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees, disbursements and other charges of legal counsel and other experts) and to pay all of the Company’s costs, expenses, fees and taxes in connection with (i) this Agreement and any of the transactions contemplated hereby, (ii) the preparation and filing of the Registration Statement, the Basic Prospectus, each Prospectus Supplement, the Prospectus, any electronic road show and any amendments or supplements thereto and each Issuer Free Writing Prospectus, and the printing and furnishing of copies of each thereof to the Placement Agent and the Investors (including costs of mailing and shipment), (iii) the producing, word processing and/or printing of this Agreement and the reproduction and/or printing and furnishing of copies of each thereof to the Placement Agent and the Investors, (iv) the qualification of the Units for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Placement Agent) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Placement Agent and to dealers, (v) the fees and disbursements of any transfer agent or registrar for the Units, (vi) the fees and expenses incurred in connection with securing any required review by FINRA of the terms of the sale of the Units and any filings made with FINRA; and (vii) all other costs and expenses incident to the offering of the Units or the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other reasonable, documented expenses incurred by Company personnel in connection with any “road show” including, without limitation, any expenses advanced by the Placement Agent on the Company’s behalf);

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(k) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Securities Act (except for registration statements on Form S-8) relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 90 days after the date hereof (the “Lock-Up Period”), without the prior written consent of the Placement Agent, except for (i) the Company’s sale of the Units, Shares and Warrants as contemplated hereunder, (ii) issuances of Common Stock upon the exercise of options, convertible securities disclosed as outstanding or as may be required to be issued pursuant to agreements or other documents described in each of the Disclosure Package and the Prospectus, and (iii) the issuance of stock options to employees, directors and other service providers not exercisable during the Lock-Up Period pursuant to stock option and employee plans described in each of the Disclosure Package and the Prospectus; if (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agent waives, in writing, such extension; the Company shall provide notice to the Placement Agent of any event that would result in an extension of the Lock-Up Period to the Placement Agent;
(l) to (i) on or before 8:30 a.m., New York time, on the first business day following execution of this Agreement (or at such other time as the parties may agree), (A) issue a press release reasonably acceptable to the Placement Agent disclosing all material terms of the transactions contemplated hereby, and (B) file the Prospectus Supplement with the Commission pursuant to 424(b) under the Securities Act, and (ii) on the first business day following execution of this Agreement, to file a Current Report on Form 8-K with the Commission (the “8-K Filing”) describing the terms of the transactions contemplated by this Agreement and including this Agreement as an exhibit to the 8-K Filing, in the form required by the Exchange Act;

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(m) to the extent not available on EDGAR (or any successor system), upon request, during the period of five (5) years from the date hereof, to deliver to the Placement Agent, (i) as soon as they are available, copies of all reports or other communications furnished to stockholders, and (ii) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission or any national securities exchange or automatic quotation system on which the Units are listed or quoted;
(n) to supply the Placement Agent with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with (i) the registration of the Units under the Securities Act, (ii) the Registration Statement, (iii) the Prospectus or (iv) any amendment or supplement thereto or document incorporated by reference therein, in each case where such correspondence and documents are related to the Units or the Offering;
(o) prior to the time of purchase, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral communications regarding the Company’s business in the ordinary course of its business and consistent with the past practices of the Company and of which the Placement Agent are notified), without the prior written consent of the Placement Agent (which consent shall not be unreasonably delayed, withheld or conditioned), unless in the judgment of the Company, and after notification to the Placement Agent, such press release or communication is required by law;
(p) until the Placement Agent shall have notified the Company of the completion of the offering of the Units, that the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Units, or attempt to induce any person to purchase any Units; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Units;
(q) to apply the net proceeds from the sale of the Units as set forth in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Use of Proceeds”;
(r) to use commercially reasonable efforts to list the Shares and the Warrant Shares on NASDAQ;
(s) to use commercially reasonable efforts to assist the Placement Agent and its counsel with any filings with FINRA and obtaining clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent;

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(t) unless this Agreement is terminated in accordance with its terms, to use commercially reasonable efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the time of purchase and to satisfy all conditions precedent to the delivery of the Units;
(u) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and
(v) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the Offering may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Placement Agent promptly and, if requested by the Placement Agent, will confirm such advice in writing, when such post-effective amendment has become effective.
6. Reimbursement of Placement Agent’s Expenses. Notwithstanding anything to the contrary in this Agreement, if (a) this Agreement shall have been terminated pursuant to Section 8, (b) the Company shall fail to tender the Units for delivery to the Investors for any reason not permitted under this Agreement, (c) the Investors shall decline to purchase the Units for any reason permitted under this Agreement or (d) the sale of the Units is not consummated because any condition to the obligations of the Investors or the Placement Agent set forth herein is not satisfied or because of the refusal, inability or failure on the part of the Company to perform any agreement herein or to satisfy any condition or to comply with the provisions hereof, then in addition to the payment of amounts in accordance with Section 5(j), the Company shall reimburse the Placement Agent for all of its actual out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement, including the reasonable fees and disbursements of its counsel, and upon demand the Company shall pay the full amount thereof to the Placement Agent.
7. Conditions of Placement Agent’s and Investors’ Obligations. The obligations of the Placement Agent and the Investors hereunder and the Investors under the Subscription Agreements are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:
(a) The Company shall furnish to the Placement Agent at the time of purchase an opinion of Pepper Hamilton LLP, counsel for the Company, addressed to the Placement Agent and dated the time of purchase, in form and substance reasonably satisfactory to Dechert LLP, counsel for the Placement Agent, in the form set forth in Exhibit D;
(b) The Placement Agent shall have received at the time of purchase an opinion of Baker Botts LLP, intellectual property counsel for the Company, and an opinion of Hoffman & Baron, LLP, intellectual property counsel for the Company, in each case addressed to the Placement Agent and dated the time of purchase, in form and substance reasonably satisfactory to Dechert LLP, counsel for the Placement Agent, in the forms set forth in Exhibit E-1 and Exhibit E-2, respectively;

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(c) The Placement Agent shall have received from Ernst & Young LLP a letter dated the date of this Agreement, the time of purchase and on the effective date of any post-effective amendment to any Registration Statement, addressed to the Placement Agent in the forms heretofore approved by the Placement Agent (i) confirming that they are an independent registered accounting firm with respect to the Company within the meaning of the Securities Act and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus;
(d) On or prior to the date hereof, the Company shall have furnished to the Placement Agent an agreement in the form of Exhibit F hereto from each director and executive officer and certain stockholders of the Company, and such agreement shall be in full force and effect at the time of purchase;
(e) The Placement Agent shall have received at the time of purchase an opinion of Dechert LLP, counsel for the Placement Agent, dated the time of purchase, in form and substance reasonably acceptable to the Placement Agent;
(f) Prior to the time of purchase, no prospectus or amendment or supplement to the Registration Statement or the Prospectus, including documents to be incorporated by reference therein, shall have been filed to which the Placement Agent reasonably objects in writing;
(g) The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act on or before 8:30 A.M. New York City time on the first business day following execution of this Agreement (or such other time as the parties may agree);
(h) No stop order suspending the effectiveness of the Registration Statement or any part thereof, preventing or suspending the use of any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or any part thereof shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission (to be included or incorporated by reference in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent; each Issuer Free Writing Prospectus, if any, and the Prospectus shall have been filed with the Commission within the applicable time period prescribed for such filing by, and in compliance with, the Securities Act and Section 5(a); and FINRA shall have raised no objection to the fairness and reasonableness of the terms of this Agreement or the transactions contemplated hereby;

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(i) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the time of purchase that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading;
(j) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the Subscription Agreements, the Escrow Agreement, the Units, the Registration Statement, the Disclosure Package, each Issuer Free Writing Prospectus, if any, and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;
(k) The Company shall have furnished to the Placement Agent a certificate, dated the time of purchase, of its President or a Vice President and its chief financial officer stating (i) that such officers have carefully examined the Registration Statement, the Disclosure Package, any Permitted Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, at the date of this Agreement and as of the time of purchase did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Disclosure Package, as of the date hereof and as of the time or purchase, any Permitted Free Writing Prospectus as of its date and as of the time of purchase, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the time of purchase, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) that since the date of the Prospectus Supplement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Disclosure Package or the Prospectus, (iii) that to their knowledge as of the time of purchase, the representations and warranties of the Company in this Agreement are true and correct in all material respects, except that any such representation or warranty shall be true and correct in all respects where such representation or warranty is qualified with respect to materiality, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the time of purchase, (iv) that there has not been, subsequent to the date of the most recent unaudited financial statements included or incorporated by reference in the Disclosure Package, any Material Adverse Effect, except as set forth in the Prospectus, and (v) the amount of the Company’s cash and cash equivalents as of January 31, 2010;

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(l) Since the date of the latest unaudited financial statements included in the Disclosure Package or incorporated by reference in the Disclosure Package as of the date hereof, (i) the Company shall not have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Disclosure Package, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company, otherwise than as set forth in the Disclosure Package, the effect of which, in any such case described in clause (i) or (ii) of this paragraph (l), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the Disclosure Package;
(m) No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Units or materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Units or materially and adversely affect the business or operations of the Company.
(n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, NASDAQ or the NYSE Amex Equities or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Placement Agent, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Units on the terms and in the manner contemplated by this Agreement, the Disclosure Package and the Prospectus;
(o) The Company shall have filed a Notification: Listing of Additional Shares with NASDAQ and shall have received no objection thereto from the NASDAQ;
(p) The Company shall have entered into Subscription Agreements with each of the Investors and such agreements shall be in full force and effect;

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(q) The Company shall have entered into the Escrow Agreement and such agreement shall be in full force and effect;
(r) The Placement Agent shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Placement Agent as described in the Prospectus;
(s) The Company shall have furnished to the Placement Agent such other documents and certificates as the Placement Agent may reasonably request.
8. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement. The obligations of the Placement Agent hereunder and under the Subscription Agreements may be terminated by the Placement Agent, in its absolute discretion by notice given to the Company prior to delivery of and payment for the Units if, prior to that time, any of the events described in Sections 7(l), 7(m) or 7(n) have occurred or if the Investors shall decline to purchase the Units for any reason permitted under the Subscription Agreements;
If the Placement Agent elects to terminate this Agreement as provided in this Section 8, the Company shall be notified promptly in writing.
If the sale of the Units, as contemplated by this Agreement, is not carried out for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 9), and the Placement Agent shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9).
9. Indemnification and Contribution.
(a) The Company agrees (i) to indemnify, defend and hold harmless the Placement Agent, its affiliates, and each of its and their respective partners, directors, officers, members, representatives, employees and agents, and each person, if any, who controls any Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (collectively, the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”), from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Placement Agent or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (or actions in respect thereof as contemplated below) arises out of or is based (A) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein, (B) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law, (C) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (taking into account the documents incorporated by reference therein), or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A, Rule 430B or

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Rule 430C under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (D) upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, any Issuer Free Writing Prospectus, the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (E) in whole or in part upon any act or failure to act or alleged act or failure to act by the Placement Agent in reliance upon clause (A), (B), (C) or (D) above, and in connection with or relating in any manner to the Units or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (A), (B), (C) or (D) above; provided that the Company shall not be liable under this clause (E) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted from any such acts or failures to act undertaken or omitted to be taken by the Placement Agent through its bad faith or willful misconduct; and (ii) to reimburse any Placement Agent Indemnified Party for any and all expenses (including the fees and disbursements of counsel chosen by the Placement Agent) as such expenses are reasonably incurred by such Placement Agent Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use in the Registration Statement, any Issuer Free Writing Prospectus, or the Prospectus (or any amendment or supplement thereto) which information the parties agree is limited solely to the Placement Agent’s Information as set forth in Section 18. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.
(b) The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) (taking into account the documents incorporated by reference therein), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration

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Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Placement Agent expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Placement Agent has furnished to the Company expressly for use in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) is the Placement Agent’s Information as set forth in Section 18. Notwithstanding the provisions of this Section 9(b), in no event shall any indemnity by the Placement Agent under this Section 9(b) exceed the total compensation received by the Placement Agent in accordance with Section 1.
(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any liability other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (x) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (other than local counsel), reasonably approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (y) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

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(d) The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
(e) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) and the Subscription Agreement received by the Company bears to the total compensation received by the Placement Agent with respect to the Units purchased under this Agreement and the Subscription Agreements. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one

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hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, provided that the parties agree that the only information supplied by the Placement Agent is the Placement Agent’s Information as set forth in Section 18. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), the Placement Agent shall not be required to contribute any amount in excess of the total compensation received by the Placement Agent in accordance with Section 1 less the amount of any damages which the Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
10. Relationship of Parties. The Company acknowledges and agrees that: (i) the placement of the Units pursuant to this Agreement, including the determination of commissions, is an arms-length commercial transaction between the Company, on the one hand, and the Placement Agent, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by the Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Placement Agent is and has been acting solely as a principal and is not the financial advisor or fiduciary of the Company, or its affiliates, stockholders, creditors or employees or any other party; (iii) the Placement Agent has not assumed nor will it assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Placement Agent or its affiliates have advised or are currently advising the Company on other matters) and the Placement Agent has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the Placement Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose any such interests by virtue of any advisory or fiduciary relationship; and (v) the Placement Agent has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, on the one hand, and the Placement Agent, on the other, with respect to the subject matter hereof. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any breach or alleged breach of fiduciary duty.

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11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Placement Agent, shall be sufficient in all respects if delivered or sent to Leerink Swann LLC, One Federal Street, 37th Floor Boston, Massachusetts 02110, Attention: Tim Gerhold with copies to Dechert LLP, 2929 Arch Street, Philadelphia, Pennsylvania 19104, Attention: James A. Lebovitz; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 6 Cedar Brook Drive, Cranbury, New Jersey 08512, Attention: Chief Executive Officer, with copies to Pepper Hamilton LLP, 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania 19103-2799, Attention: Barry M. Abelson.
12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.
13. Submission to Jurisdiction. No Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agent consent to the jurisdiction of such courts and personal service with respect thereto. Each of the Placement Agent and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Placement Agent agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and the Placement Agent and may be enforced in any other courts to the jurisdiction of which the Company or the Placement Agent is or may be subject, by suit upon such judgment.
14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Placement Agent and the Company and to the extent provided in Section 9 any person or entity entitled to indemnification thereunder, and their respective successors, assigns, heirs, personal representatives and executors and administrators. This Agreement shall also inure to the benefit of the Investors and each of their successors and assigns, which shall be third party beneficiaries hereof. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Placement Agent) shall acquire or have any right under or by virtue of this Agreement.
15. Counterparts. This Agreement may be signed by the parties in one or more counterparts, which together shall constitute one and the same agreement among the parties. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature were the original thereof.

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16. Successors and Assigns. This Agreement shall be binding upon the Placement Agent and the Company and their respective successors and assigns and any successor or assign of the Company’s and the Placement Agent’s respective businesses and/or assets.
17. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Investors or any person controlling any of them and shall survive delivery of and payment for the Units. Notwithstanding any termination of this Agreement, the indemnity and contribution agreements contained in Section 9 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.
18. Placement Agent’s Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the information that the Placement Agent has furnished to the Company expressly for use in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) consist solely of the statements concerning the Placement Agent contained in the first paragraph and the statements regarding stabilization in the tenth paragraph under the heading “Plan of Distribution” in the Prospectus Supplement (collectively, the “Placement Agent’s Information”).
19. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
20. General. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent. Unless otherwise modified, references to “Articles,” “Exhibits” or “Sections” shall be to Articles, Exhibits or Sections of or to this Agreement.

34

If the foregoing correctly sets forth the understanding between the Company and the Placement Agent, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company and the Placement Agent.

Very truly yours,

AMICUS THERAPEUTICS, INC.

By:	/s/ Matthew R. Patterson Name: Matthew R. Patterson
Title: COO

Accepted and agreed to as of the date first above written,

LEERINK SWANN LLC

By:	/s/ Tony Gibney Name: Tony Gibney
Title: Managing Director

1

Exhibit A
Form of
Subscription Agreement
February 25, 2010
Amicus Therapeutics, Inc.
6 Cedar Brook Drive
Cranbury, NJ 08512
Ladies and Gentlemen:
The undersigned (the “Investor”), hereby confirms and agrees with you as follows:
1. This Subscription Agreement (the “Agreement”) is made as of the date hereof between Amicus Therapeutics, Inc., a Delaware corporation (the “Company”), and the Investor.
2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of 4,946,524 units (the “Units”), with each Unit consisting of (i) one share (each, a “Share” and collectively, the “Shares”) of its common stock, par value $0.01 per share (the “Common Stock”), and (ii) one warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase 0.375 of a share of Common Stock (and the fractional amount being the “Warrant Ratio”), in the form attached hereto as Exhibit A, for a purchase price of $3.74 per Unit (the “Purchase Price”). Units will not be issued or certificated. The Shares and Warrants are immediately separable and will be issued separately. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities.” All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Placement Agency Agreement dated as of the date hereof by and between Leerink Swann LLC (the “Placement Agent”) and the Company (the “Placement Agency Agreement”).
3. The offering and sale of the Units and the Warrant Shares (the “Offering”) are being made pursuant to (i) an effective Registration Statement on Form S-3 (Registration No. 333-158405) (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “SEC”) and declared effective on May 27, 2009, which includes the base prospectus (the “Base Prospectus”), (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended), that have been or will be provided to the Investor on or prior to the date hereof (each, a “Delivered Free Writing Prospectus”) and (iii) a final prospectus supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Units and terms of the Offering that will be filed with the SEC and provided to the Investor along with the Company’s counterpart to this Agreement or made available to the Investor by the filing by the Company of an electronic version thereof with the SEC. The Registration Statement, the documents incorporated by reference therein and all Delivered Free Writing Prospectuses are referred to herein collectively as the “Disclosure Package.”

4. The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the number of Units set forth below for the aggregate purchase price set forth below, pursuant to and subject to the Terms and Conditions for Purchase of Units attached hereto as Annex I, which are incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor no later than one (1) business day after the execution of this Agreement by the Investor and agreed to by the Company, the Shares included in the Units purchased by the Investor will be delivered by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below and will be released by American Stock Transfer and Trust Company, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing (as defined in the Terms and Conditions for Purchase of Units). The executed Warrant included in the Units purchased by the Investor shall be delivered in accordance with the terms thereof. The Investor acknowledges that the Offering is not being underwritten by the Placement Agent and that there is no minimum offering amount. The Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for Units, in whole or in part.
5. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or persons known to it to be affiliates of the Company, (b) it is not, and as of the Closing will not be, a member of the Financial Industry Regulatory Authority or an Associated Person (as such term is defined under the National Association of Securities Dealers Membership and Registration Rules Section 1011), and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the SEC) of which the Investor is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.
Exceptions:
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)
6. The Investor confirms that it has had full access to all filings made by the Company with the SEC, including those portions of the Disclosure Package filed with the SEC, and that it was able to read, review, download and print each such filing prior to or in connection with the receipt of this Agreement along with the Delivered Free Writing Prospectus(es) and the Company’s counterpart to this Agreement. On or promptly following the date hereof, the Company will file the Prospectus Supplement with the SEC containing certain supplemental information regarding the Company and the Offering.
[Remainder of page intentionally left blank. Signature pages follow.]

Number of Units:

Purchase Price Per Unit:	$

Aggregate Purchase Price:	$
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of February 25, 2010

Investor

Name of Investor

By:
Name:
Title:

Agreed to and accepted as of February 25, 2010:

Amicus Therapeutics, Inc.

By:
Name:
Title:

Annex I
Terms and Conditions for Purchase of Units
A. Closings and Delivery of the Units and Funds.
1. Closing. The completion of the purchase and sale of the Units (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investor will be notified in advance by the Placement Agent. At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the signature page hereto registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit B, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares determined by multiplying the number of Shares set forth on the signature page by the Warrant Ratio and rounding down to the nearest whole number and (c) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.
2. Other Investors. The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Units to them.
3. Placement Agent Fee. The Investor acknowledges that the Company intends to pay the Placement Agent a fee in respect of the sale of Units to the Investor.
4. Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Units will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agency Agreement, and the condition that the Placement Agent shall not have: (a) terminated the Placement Agency Agreement pursuant to the terms thereof or (b) determined that the conditions to the closing in the Placement Agency Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event the Placement Agent in its sole discretion determines that the conditions to closing in the Placement Agency Agreement have not been satisfied or if the Placement Agency Agreement may be terminated for any other reason permitted by the Placement Agency Agreement, then the Placement Agent may, but shall not be obligated to, terminate the Placement Agency Agreement, which shall have the effect of terminating this Agreement pursuant to Section I below.
5. Delivery of Funds. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of February 25, 2010, by and among the Company, the Placement Agent and JPMorgan Chase Bank, N.A. (the “Escrow Agent”), unless the Company and the Investor agree to an alternative arrangement for such payment:

JPMorgan Chase Bank, N.A.
ABA Routing Number:	021 000 021
Account Number:	865364558
Account Name:	JPM as EA for Amicus/Leerink

The Company agrees to indemnify and hold the Escrow Agent and the Placement Agent harmless from and against any and all liabilities, obligations, damages, losses, encumbrances, costs, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section A(5) or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent or the Placement Agent, respectively. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent or the Placement Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent or the Placement Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Each of the Escrow Agent and the Placement Agent shall be a third party beneficiary with respect to the covenants and agreements of the Investor contained in this Section A(5).
6. Delivery of Shares. No later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct its prime broker at which the account or accounts to be credited with the Shares being purchased by the Investor are maintained, which prime broker shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Unless the Company and the Investor agree to an alternative arrangement for payment of the Purchase Price for the Shares, upon receipt by the Company of the funds held in escrow pursuant to Section A(5) above, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares at the Closing pursuant to the information contained in such DWAC.
7. Notice to Investors. IT IS THE INVESTOR’S RESPONSIBILITY TO (a) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (b) ARRANGE FOR SETTLEMENT BY WAY OF DWAC IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.
B. Representations, Warranties and Covenants of the Company.
1. The Company represents and warrants to the Investor that: (a) the Company has the full right, power and authority to enter into this Agreement and the Warrants and to perform and to discharge its obligations hereunder and thereunder; (b) this Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms; and (c) the Warrants have been duly authorized and, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms, except, in the case of each of clauses (b) and (c), (x) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors; (y) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity; and (z) to the extent any indemnification provisions contained therein may further be limited by applicable laws and principles of public policy.

2. The Company represents and warrants to, and covenants with, the Investor that the shares of Common Stock and the Warrants to be issued and sold by the Company to the Investor under this Agreement and the Warrant Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement and the applicable Warrants, such shares of Common Stock and the Warrants will be validly issued, fully paid and non-assessable and free of any violation of statutory or contractual preemptive rights, resale rights, rights of first refusal or similar rights.
3. The Company represents and warrants to the Investor that no approval, authorization, consent or order of the stockholders of the Company is required under the applicable rules of NASDAQ or otherwise in connection with the sale by the Company of the Units, the Warrant Shares or the consummation by the Company of the transactions contemplated hereby.
4. The Placement Agency Agreement contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.
C. Representations, Warranties and Covenants of the Investor.
1. The Investor represents and warrants to, and covenants with, the Company that: (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Units, (b) the Investor has answered all questions on the Signature Page and the Investor Questionnaire for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) the Investor, in connection with its decision to purchase the number of Units set forth on the Signature Page, has reviewed the Disclosure Package and is relying only upon the Disclosure Package and the representations and warranties of the Company contained herein.
2. The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make and has not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth or incorporated by reference in the Disclosure Package.
3. The Investor further represents and warrants to, and covenants with, the Company that: (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4. The Investor understands that nothing in this Agreement, the Prospectus or any other materials in the Disclosure Package or otherwise presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.
5. The Investor represents, warrants and agrees that, since the earlier to occur of (a) the date on which the Placement Agent first contacted the Investor about the Offering and (b) the date of this Agreement, it has not engaged in any transactions in the securities of the Company in violation of securities laws (including, without limitation, any short sales involving the Company’s securities). The Investor covenants that it will not engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “short sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934 (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.
6. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor. The Placement Agent shall be a third party beneficiary with respect to covenants, agreements, representations and warranties of the Investor contained in this Section C.
D. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
E. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
F. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
G. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
H. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered (including by fax or electronically) to the other parties.
I. Termination. In the event that the Placement Agency Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

Exhibit A
Form of Warrant to Purchase Common Stock
[to be attached]

Exhibit B
Amicus Therapeutics, Inc.
Investor Questionnaire
Pursuant to Section A(1) of Annex I to the Agreement, please provide us with the following information:
1.	The exact name under which your Shares and Warrants are to be registered. You may use a nominee if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to Question 1 above (if not the same person):

3.	The mailing address of the registered holder listed in response to Question 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in response to Question 1 above:

5.	Name of DTC Participant (your prime broker at which the account or accounts to be credited with the Shares are maintained); please include the name and telephone number of the contact person at your prime broker:

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares:

Exhibit B
Form of Warrant to Purchase Common Stock
AMICUS THERAPEUTICS, INC.
WARRANT TO PURCHASE COMMON STOCK
To Purchase                                          Shares of Common Stock
Warrant No.:
Date of Issuance: March __, 2010
VOID AFTER March __, 2014
THIS CERTIFIES THAT, for value received,                     , or permitted registered assigns (the “Holder”), is entitled, subject to the terms set forth below, to subscribe for and purchase at the Exercise Price (defined below) from Amicus Therapeutics, Inc., a Delaware corporation (the “Company”), up to                      shares of Common Stock, par value $.01 per share (the “Common Stock”), of the Company. This warrant is one of a series of warrants issued by the Company as of the date hereof (individually a “Warrant”; collectively, “Company Warrants”) pursuant to those certain subscription agreements between the Company and each of the investors, each dated as of February 25, 2010 (each, a “Subscription Agreement”) and pursuant to a registration statement under the Securities Act on Form S-3 (File No. 333-158405) (the “registration statement”), filed with the United States Securities and Exchange Commission (the “Commission”) and declared effective on May 27, 2009.
1. DEFINITIONS. Capitalized terms used herein but not otherwise defined herein shall have their respective meanings as set forth in the Subscription Agreement. As used herein, the following terms shall have the following respective meanings:
(A) “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, The NASDAQ Global Market, The NASDAQ Global Select Market or The NASDAQ Capital Market.
(B) “Exercise Period” shall mean the period commencing six (6) months after the date hereof and ending four (4) years from the date hereof, unless sooner terminated as provided below.
(C) “Exercise Price” shall mean $4.43 per share, subject to adjustment pursuant to Section 4 below.
(D) “Trading Day” shall mean (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading does not occur on the OTC Bulletin Board (or any successor thereto), any business day.

(E) “Trading Market” shall mean the OTC Bulletin Board or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.
(F) “Warrant Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant.
2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder):
(A) an executed written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”); and
(B) payment of the Exercise Price either (i) in cash or by check or (ii) provided that the conditions set forth in Section 2.1 are satisfied, pursuant to Section 2.1 below.
The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Notice of Exercise shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares, if any.
Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system if the Company’s transfer agent is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Exercise Notice, in each case within three (3) business days from the delivery to the Company of the Exercise Notice and payment of the aggregate Exercise Price as set forth above. This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.
The person in whose name any certificate or certificates for Warrant Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which payment of the Exercise Price was made, irrespective of the date such Warrant Shares are credited to the DTC account of the Holder’s prime broker or the date of delivery of the certificate or certificates evidencing such Warrant Shares, as the case may be, except that, if the date of such payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the opening of business on the next succeeding date on which the stock transfer books are open.

Subject to Section 2.6 and the final sentence of this paragraph and to the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. The Holder shall have the right to pursue any remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of this Warrant as required pursuant to the terms hereof.
2.1. NET EXERCISE. If during the Exercise Period (a) a registration statement covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”), or an exemption from registration, is not available for the issuance and resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion or (b) the Fair Market Value (as defined below) of one share of the Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash or by check, the Holder may effect a “net exercise” of this Warrant in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Exercise Price, in which event, if so effected, the Holder shall receive Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by delivery of the properly endorsed Notice of Exercise at the principal office of the Company, in which event the Company shall issue to the Holder a number of shares of the Common Stock computed using the following formula (a “Net Exercise”):

X	=	Y(A-B)
A

Where X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares with respect to which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Exercise Price).

A	=	the Fair Market Value (as defined below) of one share of the Common Stock (at the date of such calculation).

B	=	Exercise Price (as adjusted to the date of such calculation).

For purposes of this Warrant, the “Fair Market Value” of one share of the Common Stock shall mean (i) the average of the closing sales prices for the shares of the Common Stock on The NASDAQ Global Market or other Eligible Market where the Common Stock is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Holder if Bloomberg Financial Markets is not then reporting sales prices of such security) (collectively, “Bloomberg”) for the ten (10) consecutive trading days immediately prior to the date of the exercise of the Warrant, or (ii) if an Eligible Market is not the principal Trading Market for the shares of the Common Stock, the average of the reported sales prices reported by Bloomberg on the principal Trading Market for the Common Stock during the same period, or, if there is no sales price for such period, the last sales price reported by Bloomberg for such period, or (iii) if neither of the foregoing applies, the last sales price of such security in the over-the-counter market on the pink sheets for such security as reported by Bloomberg, or if no sales price is so reported for such security, the last bid price of such security as reported by Bloomberg, or (iv) if fair market value cannot be calculated as of such date on any of the foregoing bases, the fair market value shall be as determined by the Board of Directors of the Company in the exercise of its good faith judgment.
2.2. ISSUANCE OF NEW WARRANTS. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within five (5) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the number of shares of the Common Stock remaining available for purchase under this Warrant.
2.3. PAYMENT OF TAXES AND EXPENSES. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder’s name or the name of any transferee of all or any portion of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance, delivery or registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
2.4. RULE 144. For purposes of Rule 144 promulgated under the Securities Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Net Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the applicable Subscription Agreement.
2.5. DISPUTES. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed.
2.6. EXERCISE LIMITATIONS; HOLDER’S RESTRICTIONS. A Holder, other than an Excluded Holder, shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise, such Holder (together with such Holder’s affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 9.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance.

For purposes of this Section 2.6, the number of shares of the Common Stock beneficially owned by such Holder and its affiliates shall include the number of shares of the Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude the number of shares of the Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other shares of the Common Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.6 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 2.6, in determining the number of outstanding shares of the Common Stock, a Holder may rely on the number of outstanding shares of the Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of the Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of the Common Stock then outstanding. In any case, the number of outstanding shares of the Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its affiliates since the date as of which such number of outstanding shares of the Common Stock was reported. The provisions of this Section 2.6 may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, and the provisions of this Section 2.6 shall continue to apply until such 61st day (or such later date, as determined by such Holder, as may be specified in such notice of waiver). For purposes of this Section 2.6, an “Excluded Holder” shall mean a Holder (together with such Holder’s affiliates) that beneficially owned in excess of 9.9% of the number of shares of the Common Stock outstanding on the date this Warrant was issued to such Holder; provided, however, that if thereafter such Holder (together with such Holder’s affiliates) shall beneficially own 9.9% or a percentage less than 9.9% of the number of shares of the Common Stock outstanding, then such Holder shall cease to be an “Excluded Holder” hereunder.

3. COVENANTS OF THE COMPANY.
3.1. COVENANTS AS TO WARRANT SHARES. The Company covenants and agrees that all Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period have authorized and reserved, free from preemptive rights, a sufficient number of shares of the Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of the Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will use its commercially reasonable efforts to take such corporate action in compliance with applicable law as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of the Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants and agrees to use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on at least one Eligible Market and to maintain an effective registration statement with the SEC with respect to the offer or sale of the Warrant Shares.
3.2. NOTICES OF RECORD DATE AND CERTAIN OTHER EVENTS. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder, at least fifteen (15) days prior to the date on which any such record is to be taken for the purpose of such dividend or distribution, a notice specifying such date. In the event of any voluntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder, at least fifteen (15) days prior to the date of the occurrence of any such event, a notice specifying such date. In the event the Company authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for any Fundamental Transaction, as defined in Section 6 herein, the Company shall mail to the Holder, at least fifteen (15) days prior to the date of the occurrence of such event, a notice specifying such date. Notwithstanding the foregoing, the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.
4. ADJUSTMENT OF EXERCISE PRICE AND SHARES. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 4.
(A) If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on the Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of the Common Stock, (ii) subdivides outstanding shares of the Common Stock into a larger number of shares, or (iii) combines outstanding shares of the Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of the Common Stock outstanding immediately after such event and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(B) If the Company, at any time while this Warrant is outstanding, distributes to holders of the Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of the Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the Warrant Shares, to receive the amount of Distributed Property which would have been payable to the Holder had such Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distributed Property. The Company will at all times set aside in escrow and keep available for distribution to such holder upon exercise of this Warrant a portion of the Distributed Property to satisfy the distribution to which such Holder is entitled pursuant to the preceding sentence.
(C) Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.
(D) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.0001; provided, however, that any adjustments which by reason of this Section 4(D) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 4 (other than this Section 4(D)) not later than such time as may be required in order to preserve the tax-free nature of a distribution, if any, to the Holder of this Warrant or the Warrant Shares issuable upon the exercise hereof. All calculations under this Section 4 shall be made to the $0.0001 or to the nearest 1/1000th of a share, as the case may be. Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those required by this Section 4, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.
5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the number of Warrant Shares to be issued will be rounded down to the nearest whole share.

6. FUNDAMENTAL TRANSACTIONS. If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another entity in which the Company is not the surviving corporation, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another entity shall be effected (any such transaction being hereinafter referred to as a “Fundamental Transaction”), then the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any share of stock, securities or assets thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger, or the entity purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, and the other obligations under this Warrant. Notice of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than twenty (20) days prior to such event. The provisions of this Section 6 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions, each of which transactions shall also constitute a Fundamental Transaction.
7. NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of the Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of the Common Stock upon the exercise of this Warrant, and (iii) shall, so long as this Warrant is outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the exercise of this Warrant, 100% of the Warrant Shares issuable upon exercise of this Warrant then outstanding (without regard to any limitations on exercise).

8. NO STOCKHOLDER RIGHTS. Other than as provided in Section 3.2 or otherwise herein, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.
9. TRANSFER OF WARRANT. Subject to applicable laws, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto as Exhibit B to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company and its counsel. Any purported transfer of all or any portion of this Warrant in violation of the provisions of this Warrant shall be null and void.
10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.
11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile to the facsimile number specified in writing by the recipient if sent during normal business hours of the recipient on a Trading Day, if not, then on the next Trading Day, (c) the next Trading Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page hereto and to Holder at the applicable address set forth on the applicable signature page to the Subscription Agreement or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.
12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

14. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of Company Warrants representing at least two-thirds of the number of shares of the Common Stock then subject to outstanding Company Warrants. Notwithstanding the foregoing, (a) this Warrant may be amended and the observance of any term hereunder may be waived without the written consent of the Holder only in a manner which applies to all Company Warrants in the same fashion and (b) the number of Warrant Shares subject to this Warrant and the Exercise Price of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the Holder. The Company shall give prompt written notice to the Holder of any amendment hereof or waiver hereunder that was effected without the Holder’s written consent. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of February 25, 2010.

AMICUS THERAPEUTICS, INC.
By:
Name:
Title:

6 Cedar Brook Drive Cranbury, NJ 08512

Exhibit A
FORM OF NOTICE OF EXERCISE

TO:	AMICUS THERAPEUTICS, INC.
Reference is made to that certain Warrant to Purchase Common Stock, dated March [•], 2010, No.  _____  of a series of similar Warrants to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
(1) [_] The undersigned hereby elects to purchase                      shares of the common stock, par value $.01 (the “Common Stock”), of AMICUS THERAPEUTICS, INC. (the “Company”) pursuant to the terms of the Warrant, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.
[_] The undersigned hereby elects to purchase                      shares of the Common Stock pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the Warrant, and shall tender payment of all applicable transfer taxes, if any.
(2) Please issue the certificate for shares of the Common Stock in the name of:

Print or type name

Social Security or other Identifying Number

Street Address

City State Zip Code
(3) If such number of shares shall not be all the shares purchasable upon the exercise of the Warrants evidenced by this Warrant, a new warrant certificate for the balance of such Warrants remaining unexercised shall be registered in the name of and delivered to:
Please insert social security or other identifying number:

(Please print name and address)

Dated:

(Date)
(Signature)

(Print name)

Exhibit B
FORM OF ASSIGNMENT
(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)
FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)
Dated:                     , 201[_]
Holder’s Signature:
Holder’s Address:
NOTE: The signature to this Form of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit C
ISSUER FREE WRITING PROSPECTUSES
The Company’s Indicative Terms, dated February 25, 2010
Form of Subscription Agreement
Form of Placement Agency Agreement
Form of Escrow Agreement

C-1

Exhibit D
OPINION OF PEPPER HAMILTON LLP
1. The Company is a corporation validly existing and in good standing under the law of the State of Delaware with the requisite corporate power and authority necessary under such law to permit it to conduct its business as described in the Prospectus.
2. The Company (a) has the requisite corporate power and authority to execute, deliver and perform the Transaction Documents and (b) has taken all corporate action necessary to authorize its execution, delivery and performance of the Transaction Documents.
3. Each of the Transaction Documents has been duly executed and delivered by the Company.
4. The Shares have been duly authorized by the Company and, when issued, delivered and paid for as provided in the Placement Agency Agreement and the Subscription Agreements, the Shares will be validly issued, fully paid and nonassessable, and the issuance of such Shares will not have been issued in violation of any (a) preemptive rights contained in the DGCL, the certificate of incorporation or by-laws of the Company or (b) similar contractual rights granted by the Company pursuant to any contract or agreement listed on Schedule A to this letter.
5. The Warrants have been duly authorized by the Company and, when executed, delivered and paid for as provided in the Placement Agency Agreement and the Subscription Agreements, the Warrants will be validly issued and will be legal, valid and binding obligations of the Company, and the issuance of such Warrants will not have been issued in violation of any (a) preemptive rights contained in the DGCL, the certificate of incorporation or by-laws of the Company or (b) similar contractual rights granted by the Company pursuant to any contract or agreement listed on Schedule A to this letter.
6. The Warrant Shares have been duly authorized by the Company and, when issued and delivered by the Company upon exercise thereof in accordance with the terms of the Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable, and the issuance of such Warrant Shares will not have been issued in violation of any (a) preemptive rights contained in the DGCL, the certificate of incorporation or by-laws of the Company or (b) similar contractual rights granted by the Company pursuant to any contract or agreement listed on Schedule A to this letter.
7. The statements in each of the Disclosure Package and the Prospectus under the caption “Description of Our Common Stock,” insofar as such statements purport to summarize certain provisions of the Common Stock or documents referred to therein, constitute a fair and accurate summary of those provisions and fairly summarize in all material respects the documents referred to therein.
8. No consent, authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, is required for the due execution, delivery or performance of the Transaction Documents by the Company and the issuance by the Company of the Shares and the Warrants, except as have been obtained or made and are in full force and effect, or except as may be required under the state securities or blue sky laws of any jurisdiction in the United States (as to which we express no opinion) in connection with the sale of the Shares and the Warrants.

9. The execution and delivery by the Company of the Transaction Documents do not, and the performance by the Company of its obligations thereunder will not (a) result in a violation of the Company’s certificate of incorporation or by-laws, (b) result in a violation of Applicable Laws (other than performance by the Company of its obligations under the Section 9 of the Placement Agency Agreement, as to which no opinion is expressed herein), (c) to our knowledge, based solely upon a docket search conducted in the Superior Court of Middlesex County, New Jersey and the United States District Court for the District of New Jersey as of January 25, 2010, result in a violation of any order, writ, judgment, injunction, decree, determination or award, in each case entered by either such court, and binding on the Company or its assets or (d) conflict with or result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company under, or result in or require the creation of any lien upon or security interest in any property of the Company pursuant to the terms of, any agreement or document listed in Schedule A to this letter.
10. The Company is not and, upon the closing of the Transaction, will not be, required to register as an investment company under the Investment Company Act of 1940, as amended.
11. The statements referenced on Schedule B to this letter, insofar as such statements constitute summaries of applicable provisions of the Federal Food, Drug, and Cosmetic Act, as amended, and the regulations promulgated thereunder, fairly summarize in all material respects the provisions purported to be summarized under such captions in the Prospectus.
12. To our knowledge, based solely upon a docket search conducted in the Superior Court of Middlesex County, New Jersey and the United States District Court for the District of New Jersey as of January 25, 2010, there are no actions, suits, investigations or proceedings pending to which the Company is a party, before or by either such court which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus but are not so described.
13. Except as otherwise described in the Disclosure Package, to our knowledge, no person has the right to require the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other equity interest of the Company, or to include any such shares or interest in the Registration Statement or the Transaction, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares in the Transaction or otherwise, other than such rights that have been duly satisfied or waived.
On [•], 2010, a member of the staff of the SEC orally informed us that no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act. To our knowledge, no proceedings for that purpose have been initiated or are pending or threatened by the Commission. The Prospectus Supplement, the Term Sheet, the Form Agreement and any “free writing prospectus” identified on Exhibit B to the Placement Agency Agreement that is required to be filed under Rule 433 of the Securities Act have been duly filed with the SEC.

We further advise you that (a) the purpose of our professional engagement was not to establish or confirm factual matters or financial or accounting matters, (b) except as expressly set forth herein, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus, the Term Sheet or the Form Agreement or any amendment or supplement thereto, (c) we assume no responsibility for and have not independently verified the accuracy, completeness or fairness of the financial statements and related schedules and other financial data derived therefrom included in the Registration Statement, the Prospectus, the Term Sheet or the Form Agreement or any amendment or supplement thereto, and have not examined the accounting or financial records from which such financial statements, schedules (if any) and relevant data are derived and (d) we have participated in conferences with officers and other representatives of the Company, representatives of the registered public accounting firm of the Company, representatives of the Placement Agent and the Placement Agent’s counsel at which the contents of the Registration Statement, the Prospectus, the Term Sheet and the Form Agreement and any amendments or supplements thereto were discussed. Subject to the foregoing and based upon such participation and discussions, the Registration Statement and the Prospectus (other than the financial statements and other financial data derived therefrom contained therein or omitted therefrom, as to which we assume no responsibility as noted above) each comply in all material respects as to form with the Securities Act and the rules and regulations promulgated thereunder, and no facts have come to our attention that have caused us to believe that (i) the Registration Statement (other than the financial statements and other financial data derived therefrom contained therein or omitted therefrom, as to which we assume no responsibility as noted above), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) the Disclosure Package (other than the financial statements and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we assume no responsibility as stated above), at [•] [A.M.][P.M.] on February [•], 2010 or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) the Prospectus (other than the financial statements and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we assume no responsibility as stated above), as of February [•], 2010 or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit E-1
OPINION OF BAKER BOTTS LLP
We have been retained by Amicus Therapeutics, Inc. (the “Company”) as special intellectual property counsel to review the information relating to the Company’s intellectual property contained solely in the below specified sections of (a) the Company’s Annual Report for the year ended December 31, 2008 on Form 10-K (the “Annual Report”) and the Company’s Quarterly Report for the quarter ended September 30, 2009 (the “Quarterly Report”) as incorporated by reference into the Registration Statement and Prospectus (as defined in the Placement Agency Agreement) under the captions “Risk Factors — Risks Related to Intellectual Property,” and “Business — Intellectual Property” and (b) the Registration Statement under the caption “Certain Relationships and Related Party Transactions — Mt. Sinai School of Medicine License Agreement.” Baker Botts L.L.P. (“the Firm”) has represented the Company since 2006, during which time we have been engaged to prosecute certain U.S. patents and applications to the extent summarized in Schedule A, attached hereto, before the United States Patent and Trademark Office (the “USPTO”). We have never been engaged by the Company with respect to any licensing, litigation or trade secret matters.
We have not been retained or engaged by the Company to address or otherwise pass on any other information in the (A) registration statement under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-158405) originally dated and filed with the Securities and Exchange Commission (the “Commission”) on April 3, 2009, as amended (the “Registration Statement”), including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein, (B) the final prospectus supplement dated as of February [•], 2010 filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Prospectus Supplement”), and (C) the issuer free writing prospectus dated as of February [•], 2010 filed with the Commission pursuant to Rule 433 of the Securities Act (the “Issuer Free Writing Prospectus” and, together with the Registration Statement and the Prospectus Supplement, the “Disclosure Package”), nor have we acted as counsel to the Company in any other capacity in connection with the offer and sale of securities on the date hereof to the purchaser of common stock listed on Exhibit 1 of the Placement Agency Agreement dated February [•], 2009 (the “Placement Agreement,”) among the Company and the Placement Agents set forth therein. This opinion is provided to you at the request of the Company pursuant to Section 7(b) of the Placement Agreement.
In our capacity as special intellectual property counsel to the Company and in the course of this representation, we have reviewed only the following sections (the “Sections”) under the captions “RISK FACTORS — Risks Related to Our Intellectual Property” and “BUSINESS — Intellectual Property” in the Annual Report and the Quarterly Report:

RISK FACTORS
Risks Related to Our Intellectual Property
If we are unable to obtain and maintain protection for the intellectual property relating to our technology and products, the value of our technology and products will be adversely affected.
If we fail to comply with our obligations in our intellectual property licenses with third parties, we could lose license rights that are important to our business.
If we are unable to protect the confidentiality of our proprietary information and know-how, the value of our technology and products could be adversely affected.
If we infringe or are alleged to infringe intellectual property rights of third parties, it will adversely affect our business.
BUSINESS
Intellectual Property — Patents and Trade Secrets
Intellectual Property — License Agreements
and the section (also a “Section”) captioned “Certain Relationships and Related Party Transactions — Mt. Sinai School of Medicine License Agreement” in the Registration Statement.
Specifically, based on facts known to us at this time and without having made an investigation, we are of the opinion as to the Company’s patents and patent applications owned by or exclusively licensed to the Company that both (a) were prosecuted by lawyers of the Firm while employed by the Firm or are being prosecuted by lawyers currently of the Firm and (b) listed in the attached Schedule A (the “Baker Botts-Prosecuted Patents”) and patents and patent applications owned by the Mount Sinai School of Medicine that we have not prosecuted and that have been licensed to the Company listed in the attached Schedule A (collectively with the Baker Botts-Prosecuted Patents, the “Patents”):
(i)	Except as disclosed in the Disclosure Package, to our knowledge, no person or entity has asserted any ownership rights in any of the Patents other than the assignee identified in the records of the USPTO. To our knowledge, assignments have been executed that cover each of the Baker Botts-Prosecuted Patents that is a non-provisional patent application or issued patent, in which the named inventor(s) of such Baker Botts-Prosecuted Patents assigned their rights in those Baker Botts-Prosecuted Patents to the Company or Mt. Sinai, as appropriate. In those instances in the attached Schedule A where it is indicated that an assignment has not been recorded, our records nevertheless indicate that the inventor(s) of such applications or patents have assigned their rights in the inventions disclosed therein to either the Company or Mt. Sinai as appropriate. Schedule A reflects the publicly available assignment information of the USPTO’s website as of February _____, 2010 for each of the U.S. Patents listed. To our knowledge, no liens have been filed against any of the Patents in the USPTO.

(ii)	We believe the Firm, to the extent that it has been so engaged as indicated in Schedule A, has filed and/or prosecuted each of the Baker Botts-Prosecuted Patents in accordance with the rules and regulations of the USPTO.

(iii)	We believe that the attorneys currently of the Firm who have a duty of candor under 37 CFR § 1.56 with respect to the Baker Botts-Prosecuted Patents listed in Schedule A have complied and are continuing to comply on an ongoing basis with their duty of candor and good faith in dealing with the USPTO with respect to the Baker Botts-Prosecuted Patents, including the duty to disclose to the USPTO all information known to them to be material to the patentability of each of the Baker Botts-Prosecuted Patents. We also believe that attorneys of the Firm who had a duty of candor under 37 CFR § 1.56 with respect to the Baker Botts-Prosecuted Patents listed in Schedule A complied with their duty of candor and good faith in dealing with the USPTO with respect to the Baker Botts-Prosecuted Patents during their employment with the Firm, including the duty to disclose to the USPTO all information known to them to be material to the patentability of each of the Baker Botts-Prosecuted Patents.
Although we have reviewed the foregoing listed Sections, we are not passing upon and do not assume any responsibility for the accuracy of, completeness of, or fairness of the statements in said Sections. Nonetheless, nothing has come to our attention that has caused us to believe that (i) as of the date hereof, the Sections contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements in the Sections, in the light of the circumstances under which they were made, not misleading, and (ii) at [•] [a][p].m., Eastern time, on February [•], 2010 or on the date hereof, said Sections contained or contain any untrue statement of a material fact or omitted or omit to state any material fact necessary in order to make the statements in said Sections, in the light of the circumstances under which they were made, not misleading. Except as set forth in the Disclosure Package, to our knowledge and without having conducted an investigation, there is no claim, action, proceeding or litigation relating to the Patents or the patent rights of others that is pending or threatened against the Company before any court, governmental or administrative agency or body of which we are aware.
To the extent the statements made in said Sections constitute summaries of law, such statements, in our opinion, accurately summarize in all material respects the provisions of the laws, referred to therein. The opinions set forth in the above sentence are limited in all respects to U.S. federal patent law, each as in effect on the date hereof.

Phrases herein such as “to our knowledge,” “known to us,” or “of which we are aware,” and those with equivalent wording, refer to the conscious awareness of information by the lawyers currently of this Firm who have performed services for the Company in connection with the prosecution of the Patents, without any independent investigation by any lawyer of this Firm.
We understand that, by making the request to us to provide this opinion to you, the Company does not intend to waive the attorney-client privilege with respect to any communications between the Company and the Firm or information that the Company has furnished to us. Moreover, please be advised that our response to you should not be construed in any way to constitute a waiver of the protection of the attorney work-product privilege with respect to any of our files involving the Company.
The opinions set forth in this letter are as of the date hereof except as otherwise noted. We disclaim any undertaking to advise you of changes that hereafter may be brought to our attention. This response is further limited to inquiry of the lawyers currently in our Firm who have billed time to Company’s matters as of that date. Except as otherwise indicated in the opinions set forth in paragraphs (i), (ii) and (iii) above, we disclaim any responsibility to comment on any matters to which any lawyer who is not currently with this Firm may have given substantive attention while with this Firm or any matters to which any lawyer who is currently with this Firm may have given substantive attention prior to joining this Firm but to which substantive attention has not been given after such lawyer joined this Firm.
This letter has been prepared solely for your use in connection with the closing on the date hereof of the sale of the Company’s Common Stock as contemplated by the Disclosure Materials, and shall not be relied upon, quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any government agency or other person or entity, without prior written consent of the Firm.

Exhibit E-1
OPINION OF HOFFMAN & BARON, LLP
We have been retained by Amicus Therapeutics, Inc. (the “Company”) as special intellectual property counsel to review the information relating to the Company’s intellectual property contained solely in the below specified sections of (a) the Company’s Annual Report for the year ended December 31, 2008 on Form 10-K (the “Annual Report”) and the Company’s Quarterly Report for the quarter ended September 30, 2009 (the “Quarterly Report”) as incorporated by reference into the Registration Statement and Prospectus (as defined in the Placement Agency Agreement) under the captions “Risk Factors — Risks Related to Intellectual Property,” and “Business — Intellectual Property” and (b) the Registration Statement under the caption “Certain Relationships and Related Party Transactions — Mt. Sinai School of Medicine License Agreement.” Hoffmann & Baron, LLP (“the Firm”) has represented the Company since 2008, during which time we have been engaged to prosecute the U.S. patents and applications to the extent summarized in Schedule A, attached hereto, before the United States Patent and Trademark Office (the “USPTO”). We have never been engaged by the Company with respect to any licensing, litigation or trade secret matters.
We have not been retained or engaged by the Company to address or otherwise pass on any other information in the (A) registration statement under the Securities Act of 1933, as amended (the “Securities Act”), on Form S-3 (File No. 333-158405) originally dated and filed with the Securities and Exchange Commission (the “Commission”) on April 3, 2009, as amended (the “Registration Statement”), including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein, (B) the final prospectus supplement dated as of February [•], 2010 filed with the Commission pursuant to Rule 424(b) under the Securities Act (the “Prospectus Supplement”), and (C) the issuer free writing prospectus dated as of February [•], 2010 filed with the Commission pursuant to Rule 433 of the Securities Act (the “Issuer Free Writing Prospectus” and, together with the Registration Statement and the Prospectus Supplement, the “Disclosure Package”), nor have we acted as counsel to the Company in any other capacity in connection with the offer and sale of securities on the date hereof to the purchaser of common stock listed on Exhibit 1 of the Placement Agency Agreement dated February [•], 2009 (the “Placement Agreement,”) among the Company and the Placement Agents set forth therein. This opinion is provided to you at the request of the Company pursuant to Section 7(b) of the Placement Agreement.
In our capacity as special intellectual property counsel to the Company and in the course of this representation, we have reviewed the following sections (the “Sections”) under the captions “RISK FACTORS — Risks Related to Our Intellectual Property” and “BUSINESS — Intellectual Property” in the Annual Report and the Quarterly Report:

RISK FACTORS
Risks Related to Our Intellectual Property
If we are unable to obtain and maintain protection for the intellectual property relating to our technology and products, the value of our technology and products will be adversely affected.
If we fail to comply with our obligations in our intellectual property licenses with third parties, we could lose license rights that are important to our business.
If we are unable to protect the confidentiality of our proprietary information and know-how, the value of our technology and products could be adversely affected.
If we infringe or are alleged to infringe intellectual property rights of third parties, it will adversely affect our business.
BUSINESS
Intellectual Property — Patents and Trade Secrets
Intellectual Property — License Agreements
and the section (also a “Section”) captioned “Certain Relationships and Related Party Transactions — Mt. Sinai School of Medicine License Agreement” in the Registration Statement.
Specifically, based on facts known to us at this time and without having made an investigation, we are of the opinion as to the Company’s patents and patent applications owned by or exclusively licensed to the Company that are and/or were both (a) prosecuted or are being prosecuted by us and (b) listed in the attached Schedule A (the “Owned Patents”) and patents and patent applications owned by third parties that we have not prosecuted and that have been licensed to the Company (collectively with the Owned Patents, the “Patents”):
(ii)	Except as disclosed in the Disclosure Package, to our knowledge, no person or entity has asserted any ownership rights in any of the Patents other than the assignee identified in the records of the USPTO. In addition, for cases for which the Firm has drafted we have filed and recorded an assignment in the USPTO for each of the Owned Patents that is a non-provisional patent application or issued patent, in which the named inventor(s) of such Owned Patents assigned their rights in those Owned Patents to the Company or the Company’s licensor, as appropriate; or if the assignment has not been filed and/or recorded, we believe the Company is entitled to receive the assignment and the inventor(s) will provide the assignment. To our knowledge, no liens have been filed against any of the Patents in the USPTO.

(ii)	We believe the Firm, to the extent that it has been so engaged, has filed and/or prosecuted each of the U.S. Patents in accordance with the rules and regulations of the USPTO.
(iii)	We believe we have complied and are continuing to comply on an ongoing basis with the required duty of candor and good faith in dealing with the USPTO with respect to the U.S. Patents prosecuted or being prosecuted by the Firm, including the duty to disclose to the USPTO all information known to us to be material to the patentability of each of the U.S. Patents.
Although we have reviewed the foregoing listed Sections, we are not passing upon and do not assume any responsibility for the accuracy of, completeness of, or fairness of the statements in said Sections. Nonetheless, nothing has come to our attention that has caused us to believe that (i) as of the date hereof, the Sections contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements in the Sections, in the light of the circumstances under which they were made, not misleading, and (ii) at [•] [a][p].m., Eastern time, on February [•], 2010 or on the date hereof, said Sections contained or contain any untrue statement of a material fact or omitted or omit to state any material fact necessary in order to make the statements in said Sections, in the light of the circumstances under which they were made, not misleading. Except as set forth in the Disclosure Package, there is no claim, action, proceeding or litigation relating to the Patents or the patent rights of others that is pending or threatened against the Company before any court, governmental or administrative agency or body of which we are aware.
To the extent the statements made in said Sections constitute summaries of law, such statements, in our opinion, accurately summarize in all material respects the provisions of the laws, referred to therein. The opinions set forth in the above sentence are limited in all respects to U.S. federal patent law, each as in effect on the date hereof.
Phrases herein such as “to our knowledge,” “known to us,” or “of which we are aware,” and those with equivalent wording, refer to the conscious awareness (as such term has been interpreted under the Legal Opinion Accord of the ABA Section of Business Law (1991)) of information by the lawyers currently of this Firm who have performed services for the Company in connection with the prosecution of the Patents, without any independent investigation by any lawyer of this Firm.

We understand that, by making the request to us to provide this opinion to you, the Company does not intend to waive the attorney-client privilege with respect to any communications between the Company and the Firm or information that the Company has furnished to us. Moreover, please be advised that our response to you should not be construed in any way to constitute a waiver of the protection of the attorney work-product privilege with respect to any of our files involving the Company.
The opinions set forth in this letter are as of the date hereof except as otherwise noted. We disclaim any undertaking to advise you of changes that hereafter may be brought to our attention. This response is further limited to inquiry of the lawyers currently in our Firm who have billed time to Company’s matters as of that date. Except as otherwise indicated in the opinions set forth in paragraphs (i), (ii) and (iii) above, we disclaim any responsibility to comment on any matters to which any lawyer who is not currently with this Firm may have given substantive attention while with this Firm or any matters to which any lawyer who is currently with this Firm may have given substantive attention prior to joining this Firm but to which substantive attention has not been given after such lawyer joined this Firm.
This letter has been prepared solely for your use in connection with the closing on the date hereof of the sale of the Company’s Common Stock as contemplated by the Disclosure Materials, and shall not be relied upon, quoted in whole or in part or otherwise be referred to, nor be filed with or furnished to any government agency or other person or entity, without prior written consent of the Firm.

Exhibit F
FORM OF LOCK-UP AGREEMENT
February ___, 2010
Leerink Swann LLC
One Federal Street, 37th Floor
Boston, Massachusetts 02110
Re:   Amicus Therapeutics, Inc. (the “Company”)
Ladies and Gentlemen:
The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to issue and sell units consisting of (i) one share of Common Stock and (ii) one warrant to purchase 0.375 of a share of Common Stock (the “Offering”) for which you will act as the exclusive placement agent. The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into placement arrangements with the Company with respect to the Offering.
In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Leerink Swann LLC (the “Placement Agent”) (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), including the filing (or participation in the filing) of a registration statement (except for a registration statement on Form S-8) with the Securities and Exchange Commission in respect of, any shares of Common Stock, options to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the date of the Prospectus Supplement relating to the Offering (the “Lock-Up Period”). The foregoing sentence shall not apply to (i) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the

F-1

Exchange Act or other public announcement shall be required or voluntarily made during the Lock-Up Period in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (ii) transactions effected under any trading plan established pursuant to Rule 10b5-1 of the Exchange Act for the transfer of shares of Common Stock that has been entered into by the undersigned prior to the date of this agreement, (iii) a bona fide gift or gifts or (iv) the transfer of any or all of the shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock owned by the undersigned, either during the undersigned’s lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of the undersigned’s immediate family; provided, however, that in each of (iii) and (iv) above, it shall be a condition to such transfer that the transferee executes and delivers to the Placement Agent an agreement stating that the transferee is receiving and holding the Common Stock subject to the provisions of this letter agreement, and there shall be no further transfer of such Common Stock except in accordance with this letter; and, provided, further, that in the case of any transfer or distribution pursuant to clause (iii) or (iv) above, no filing by any party (donor, donee, transferor or transferee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer (other than a filing on a Form 5 made after expiration of the Lock-Up Period). In addition, the undersigned agrees that, without the prior written consent of the Placement Agent, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.
If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Placement Agent waives, in writing, such extension. The undersigned hereby acknowledges that the Company has agreed in the Placement Agency Agreement to provide notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 5(h) of the Placement Agency Agreement) and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.
The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

F-2

It is understood that if the Company advises the Placement Agent in writing that the parties do not intend to proceed with the Offering, or if either the Company or the Placement Agent shall advise the other party in writing that the Offering has been terminated, then the undersigned will be released from its obligations under this agreement.
With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.
This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

Printed Name of Holder

By:

Signature

Printed Name of Person Signing

F-3